Cannabis 3.0

January 2020

GENERAL CANNABIS
SUCCEED HERE™

Forward Looking Statement Disclaimer

This presentation contains forward-looking statements within the meaning of the federal securities laws including statements related to our expectations about future developments in the regulated cannabis industry and markets, future products and services we anticipate providing, our future plans, our expectations regarding new businesses and markets in which we may expand and future acquisitions, our expectations regarding improving retail performance, and any statements or assumptions underlying any of the foregoing. Such statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe," "may," "will," "should," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that these future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, those risks and uncertainties disclosed in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation speaks only as of the date on which we made it. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. The content of this presentation is provided for information purposes only, and is not intended for trading or investment purposes.

The Cannabis Industry Is Experiencing Massive Growth . . . .

- **DRAMATIC US GROWTH** Legal cannabis sales in the US will grow to $75 billion over the next 5 -10 years
- **CONTINUED LEGALIZATION** 34 states have legalized cannabis; federal legislation is on the horizon
- **GROWING APPLICATIONS** Preliminary research suggests that cannabinoids are effective treatments for pain and sleep disorders (collectively, $200 billion in annual sales for pain and sleep relief)

. . . . but Investing in Cannabis Has Been Difficult

- **CANADIAN OPERATORS** Have failed to meet the original expectations around growth and profitability
- **US MULTISTATE OPERATORS** Continue to have challenges rolling out operations in limited licensure states
- **REGULATORY CHALLENGES** It is difficult to time the market in states that are just now implementing cannabis programs

The Evolution of Cannabis Investing

Over the past several years, the cannabis industry has experienced two seismic shifts.

It is about to go through another.

1.0
Canadian Operators
2015 - 2017

2.0
US MSOs
2017 - 2019

3.0
Best-in-Class Operators
2020+

The Evolution of Cannabis Investing – 1.0

1.0
Canadian Operators

<u>**2015 – 2017**</u>

Canadian companies including Aurora, Canopy and Tilray go public under the following investment thesis:

1. Canada is a good market for consumer cannabis sales
2. Canada can be a production center for, and exporter of, cannabis to other countries
3. Canadian companies will ultimately sell to consumers in US

None of these propositions turned out to be accurate.

The Evolution of Cannabis Investing – 2.0

2.0
US MSOs

<u>2017 - 2019</u>

US companies like Medmen, Curaleaf, GTI and Harvest go public on Canadian exchanges and follow similar strategies:

1. Aggregate as much capital as possible
2. Focus on limited licensure states
3. Deploy capital into those states to try to create monopolistic dynamics

The Problems with Cannabis 2.0

Horizon Cannabis ETF


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Average US MSO stock prices have declined by over 50% over the past six months as companies grapple with:

- Changing regulatory environments in new cannabis states (FL, IL, MA, OH, PA)
- Slow to develop consumer markets in limited licensure states (OH, PA, MA, AS)
- Federal antitrust enquiries into large M&A transactions
- Massive capital requirements to hit financial projections
- Valuations, though lower than they were, that remain high and are based on a multiple of future EBITDA

And Now – Cannabis 3.0 Begins

A massive opportunity exists for companies that:

- Are poised for growth
  - Are publicly traded companies, and so have transparent financial statements and rigorous controls
  - Have no legacy issues with regulators, shareholders or employees
  - Have reasonable valuations
- Have great management teams
- Have access to capital

To grow quickly by:

- Focusing on **mature markets**
- Aggregating assets that already have a track record of revenue and profitability
- Deploying capital efficiently
- Applying good management techniques to improve performance and valuation

For Investors, Cannabis 3.0 Means the Time Is Now

There is no other industry that:

- Will experience this kind of growth – a $75 billion increase in less than a decade
- Will produce clear winners and losers
- Will create, from scratch, companies with substantial market capitalizations

But to capitalize on this, investors must:

- Understand what has worked and what has not worked in the industry (i.e. understanding the evolution of cannabis and where it is headed)
- Find companies that can execute on a strategy that fits the market **today**
- Back companies with the vision, platform and, most importantly, the team to succeed

(Re)Introducing: General Cannabis

The Leader for Cannabis 3.0


Come in, we're
OPEN

PROFESSIONALS

Accounting & Audit Firm:

MARCUM ACCOUNTANTS ▲ ADVISORS

Securities Counsel:

MORRISON FOERSTER

- SARBANES-OXLEY COMPLIANT
- EXPERIENCED MANAGEMENT TEAM
- OTCQX LISTED
- DEEP INDUSTRY EXPERIENCE

EXCELLENCE IS THE STANDARD.



AS AN ESTABLISHED, INDUSTRY-LEADING HOLDING COMPANY, WE TAKE PRIDE IN DOING THINGS BY THE BOOK.

General Cannabis is a publicly traded company offering experience and stability in a rapid growth industry. Our experience in acquiring best-in-class companies across verticals is by design to give us a competitive advantage. Each subsidiary is supported by the smart and experienced back-office services empowering our entrepreneurs to grow their business to their full potential.

Only General Cannabis combines the legitimacy and expertise of our seasoned leadership team and the spirited passion of our entrepreneurs to create a long-term road map for cannabis industry success.

General Cannabis:
The Right Company at the Right Time

Necessary elements to succeed in Cannabis 3.0	Does CANN possess?	The details:
Public	✓	OTCQX: CANN
No Legacy Issues	✓	Well regarded in industry
Reasonable Valuation	✓	$25 million market cap as of 12/31/19
Expert Management Team	✓	Experts that blend experience in cannabis with finance, retail and CPG
Access to Capital	✓	Raising capital in Q1 2020 to accelerate growth

Our 2020+ Strategy: Creating 2nd Mover Advantage

What is 2nd Mover Advantage

- Experienced Team
- Tailored Strategy
- Cherry-Picked Assets
- No Legacy Issues
- Public Company at Reasonable Valuation

And How Do We Use it?

- Focus on mature markets
  - Phase 1: CA and CO
  - Phase 2: OR and other markets as appropriate
- Acquire assets at reasonable valuations and in a capital efficient manner
- Apply our team's expertise to improve performance and valuation
- Grow quickly

Targets


Phase 2
Oregon
$1 billion market
And other markets
as appropriate
Phase 1
Colorado
$1.6 billion market
Phase 1
California
$5 billion market

We will acquire assets in mature markets that have a combined $7 billion in annual cannabis sales

Why Mature Markets?

Easier to Underwrite
- Lower regulatory risk
- Operational history

Harder to Operate
- Saturated markets
- Lower growth rates

Premium on Operational Excellence
- Experienced team
- Company poised for growth, with no legacy issues

The dynamics of mature markets gives General Cannabis a 2nd mover advantage

How We Operate

A PORTFOLIO OF SYNERGISTIC, ENTREPRENEURIAL COMPANIES

Production and Retail	Consulting	Investments
hälsa	NEXT BIG CROP A GENERAL CANNABIS COMPANY	GC CAPITAL A GENERAL CANNABIS COMPANY

The General Cannabis Operational Strategy

We bring to bear years of operational leadership and operate with:

- Attention to detail
- Pride in our craft
- Rigorous processes and metrics

Retail

REPRESENTATIVE TARGET ASSETS

	Retail Asset 1	Retail Asset 2	Retail Asset 3
Location	Marina del Rey, CA	Santa Barbara, CA	West Hollywood, CA
Population[1]	244,934	81,822	400,075
Population / Retail License[1]	122,467	27,274	50,009
Operating History	2005	2018	2018
Licenses	Recreational Retail, Delivery and Cultivation	Medical Retail and Delivery	Recreational Retail and Delivery
Size	8,000 sf	2,700 sf	2,000 sf
Q2 2019 Run-Rate Revenue	$5.1mm	$4.1mm	$2.7 mm
Upside Potential			

Delivery Asset 1

- Statewide delivery platform that will be used as an incremental revenue platform for all current and future retail locations
- Equipment and call center located in Santa Barbara, CA
- 16,000 current customers in the Santa Barbara market

Improving Retail Performance - Revenue

Initiative	Issue / Opportunity	Improvement
CRM and loyalty programs	Most stores have no CRM & loyalty programs as they don't have scale	Implementing relationship and loyalty program to drive awareness, customer frequency and fidelity
Instore streamlining	No stores separate out new vs. frequent customers, thus creating long ticket times and customer dissatisfaction	Separating new customers who want the experience from frequent customers who are looking for convenience speeds up ticket times and customer satisfaction
Path to purchase optimization	Limited scale to drive powerful consumer awareness-to-conversion campaigns	Install performance communication & conversion campaigns including website & online purchase platform with key partnerships (Leafly, Weedmaps, HighThere, Eaze) and effective seasonal discount programs
Drive new revenue streams	Untap revenue with benefits from scale and POS systems	Standardize and sell POS & inventory management data. Install store branded items with application of collected consumer/shopper insights.

Improving Retail Performance - Costs

Initiative	Issue / Opportunity	Improvement
COGS	Inexperience in negotiating contracts and lack of purchasing power	Renegotiation of vendor contracts followed by vertical integration
Point of sale and inventory tracking	Limited POS and inventory tracking/performance monitoring	Optimized assortment and inventory days of supply management. Improved discount performance and assortment decision making
Merchandise and procurement optimization	Larger variances in COGS as flower is being manually handled and weighed. Inexperience in negotiating vendor contracts and managing supply chain. No vertical integration	Prepackaging all flower and renegotiating all vendor contracts with scale. Vertical integration to compress margins and enhance supply chain
Shopper and consumer insight generation	No programs to draw consumption and shopping intelligence to optimize path to purchase	Install feedback and focus group programs to improve instore experience, assortment optimization and revenue per purchase
Sustainable value creation	Scale & POS performance visibility unlocks long term P&L ownership, cost structure improvement and value creation	Optimizing cash flow, resource allocations and intelligence gathering will compound into sustainable value creation

Cultivation

NEXT BIG CROP

A GENERAL CANNABIS COMPANY

nextbigcrop.com

Delivering business confidence and entrepreneurial expertise from seed through sale, Next Big Crop offers unparalleled management and consulting services in an industry that has traditionally lacked sound operational and quality standards. We partner with cannabis businesses to deploy proven solutions for every phase of medical and adult-use cannabis business operations—from licensure, design, and construction, to the cultivation, manufacture, and sale of medical-grade cannabis product.


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CULTIVATION STRATEGY

- **CULTIVATION ACQUISITION STRATEGY**
  - We will be a leading low-cost producer of premium cannabis in states in which we operate
  - We are "asset light" and can apply a disciplined underwriting capability to the market
- **WE HAVE EXTENSIVE RESEARCH ON THE MARKET AND ITS PARTICIPANTS**
  - We understand cost of cannabis production in all environments
- **WE WILL ACQUIRE OPERATORS WITH INDOOR CULTIVATION FACILITIES, BUT ONLY IF IT MEETS THE REALITY OF DOING BUSINESS IN 2020**

Leadership



Steve Gutterman
CEO and Board Member

Steve Gutterman brings more than two decades of success building and leading high growth businesses in highly regulated industries, with an extraordinary record of having increased annual revenue and market capitalization of the companies he has led by over $500 million and $2 billion, respectively. Most recently, Mr. Gutterman served as President of Harvest Health & Recreation (CSE:HARV), one of the largest cannabis multi-state operators in US, where he was instrumental in taking the company public and led its global operations.

Prior to that, he served as CEO of market research company Mobile Accord. The company developed a database of over 400 million users and served customers like Coca Cola, Unilever, P&G and the World Bank, the State Department and the CDC.

Before that, Mr. Gutterman served as President and Managing Director of MBH Enterprises, a private equity company that specialized in infrastructure and financial services. Mr. Gutterman also served as Executive Vice President and Chief Operating Officer of E*TRADE Bank (NASDAQ: ETFC), a $35 billion federally regulated thrift.

Mr. Gutterman holds a JD/MBA from Columbia University and BA in Political Science from Tufts University.

Chris Colon
President



Chris Colon currently leads the Hälsa executive team. He has extensive knowledge and experience in mergers and acquisitions and developing retail and fast casual concepts. Prior to Hälsa, Mr. Colon was President of Nectar Cannabis. Nectar is the largest vertically integrated Cannabis Company in the state of Oregon. Mr. Colon led the growth of the company to seventeen retail locations and to over four hundred employees. Mr. Colon also served as the SVP of Development of Native Roots, one of the largest cannabis retailers in Colorado, with 20 units across the state.

Mr. Colon was part of the executive team at Consumer Capital Partners. Consumer Capital Partners is an innovative investment and operating company focused on relevant consumer, franchising, and lifestyle brands and trends. Consumer Capital Partners created brands such as Smashburger, a better burger concept with over 330 locations worldwide, and Tom's Urban, a fast growing eater-tainment concept with locations currently at LA Live in Los Angeles, Mohegan Sun in Connecticut, New York New York Hotel in Las Vegas and Ilani Casino in Portland.

Prior to Consumer Capital Partners, Mr. Colon was a part of the assurance and advisory services team with Ernst & Young, LLP, specializing in real estate.

A native of St. Louis, Missouri, Mr. Colon received his Master's Degree from the McIntire School of Commerce at the University of Virginia and graduated with a Bachelor's Degree in Finance from St. Louis University. He is a licensed Certified Public Accountant in the state of Colorado.

SENIOR TEAM

Hunter Garth
VP Corporate Development

A true balance of military strength and entrepreneurial spirit, Hunter pursues all opportunities for investment, acquisition, and cross-departmental sales with tactical purpose. Systematically eliciting new information and tracking variances in the market, he continually establishes himself as a principal voice and industry innovator.

Jessica Bast
VP Controller

A diligent executor of financial management, Jessica brings her extensive and diverse career in accounting to implement new processes that differentiate General Cannabis in the market. Responsible for directing all accounting matters, her exceptional leadership ensures we continue to redefine the cannabis market for businesses and consumers.

Richard Cardinal
VP of Operations

Inspired by the process and evolution of cannabis, Rich tackles industry growing pains with an unmatched passion for problem-solving to deliver creative solutions. Never one to rely on the way it's been done, his role amplifies General Cannabis as a leading resource for navigating the unique demands of the cannabis industry.

BOARD OF DIRECTORS



Michael Feinsod

EXECUTIVE CHAIRMAN

Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013. Mr. Feinsod was an analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul Hastings. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.



Peter Boockvar

DIRECTOR

Mr. Boockvar is the Chief Investment Officer of Bleakley Advisory Group, a multi-billion dollar wealth management firm. He is also the Editor of The Boock Report, a macro economic and market newsletter. He is also a CNBC contributor. Prior he was the Chief Market Analyst with The Lindsey Group, a macro economic and market research firm. Before this he spent a brief time at the hedge fund Omega Advisors as a macro strategist and portfolio manager. Previously, he was a partner at Miller Tabak + Co. for 18 years as the firm's equity strategist and a portfolio manager at Miller Tabak Advisors. Peter graduated Magna Cum Laude with a BBA in Finance from George Washington University.



Seth Oster

DIRECTOR

Mr. Oster is a leading communications, marketing, and public affairs executive with 25 years of experience at high levels of the private sector and federal government. He previously held the top communications roles at global accounting and consulting firm KPMG, Paul Allen's Vulcan Inc., and publicly traded companies Napster and Stamps.com. Mr. Oster has served in both the legislative and executive branches of the U.S. government, having been appointed by President Obama in 2009 to lead public affairs at the U.S. Environmental Protection Agency and earlier in his career as an aide to U.S. Senator Dianne Feinstein. He is currently Global Chief Communications Officer at United Talent Agency (UTA) in Los Angeles, CA.



Mark Green

DIRECTOR

Mr. Green has over 18 years of investing experience across public and private markets, spanning several business cycles.

Mr. Green is a Co-Founder and Managing Partner of Chatham Road Capital, a credit-focused investment firm that seeks to capitalize on market imbalances and inefficiencies in the public and private markets. Mr. Green oversees all investment activities, portfolio and risk management, and business development. Mr. Green holds an MBA from Columbia Business School and a BS degree from Skidmore College.

SARBANES-OXLEY COMPLIANCE

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, and that such information is accumulated and communicated to our management, including our Principal Executive Officer and Principal Financial and Accounting Officer, as appropriate to allow timely decisions regarding required disclosure.

We carried out an evaluation under the supervision and with the participation of management, including our Principal Executive Officer and Principal Financial and Accounting Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2018, the end of the period covered by this report. Based on that evaluation, our Principal Executive Officer and Principal Financial and Accounting Officer have concluded that our disclosure controls and procedures were effective as of December 31, 2018.

Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, our principal executive officer and principal financial officer and effected by the Board, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

· Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

· Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that our receipts and expenditures of are being made only in accordance with authorizations of our management and directors; and

· Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of inherent limitations, our internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Assessment of Internal Control over Financial Reporting

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2018. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control – Integrated Framework (2013). Based on management's assessment, management concluded that its internal control over financial reporting was effective as of December 31, 2018, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP.

EXCELLENCE IS THE STANDARD

GENERAL CANNABIS

OTCQX : CANN

THANK YOU

6565 E. Evans Avenue
Denver, CO 80224

303.759.1300

www.generalcann.com
info@generalcann.com

CONTACT US

Steve Gutterman
CEO
sgutterman@generalcann.com